Annual Fund Operating Expenses - Class S - Thrivent Multidimensional Income Fund - Class S	Feb. 28, 2021
Operating Expenses:
Management Fees	0.55%
Distribution and Shareholder Service (12b-1) Fees	none
Other Expenses	0.81%
Acquired Fund Fees and Expenses	0.32%
Total Annual Fund Operating Expenses	1.68%
Less Fee Waivers and/or Expense Reimbursements	0.51%	[1]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.17%

[1]	The Adviser has contractually agreed, through at least February 28, 2022, to waive a portion of the management fees associated with the Class S shares of the Thrivent Multidimensional Income Fund in order to limit the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to an annual rate of 0.85% of the average daily net assets of the Class S shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Trustees of the Fund and the Adviser.